FOR IMMEDIATE RELEASE

Contact:	Emily Claffey/Benjamin Spicehandler /Columbia Clancy
Sard Verbinnen & Co
212-687-8080
Conrad Harrington
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS FIRST QUARTER 2020 FINANCIAL RESULTS

MIAMI, FL, May 8, 2020 - Vector Group Ltd. (NYSE:VGR) today announced financial results for the three months ended March 31, 2020.

GAAP Financial Results

First quarter 2020 revenues were $454.5 million, compared to revenues of $420.9 million for the first quarter of 2019. The Company recorded operating loss of $4.9 million for the first quarter of 2020, compared to operating income of $42.6 million for the first quarter of 2019. Net loss attributed to Vector Group Ltd. for the first quarter of 2020 was $3.2 million, or $(0.03) per diluted common share, compared to net income of $15.0 million, or $0.08 per diluted common share, for the first quarter of 2019.

Non-GAAP Financial Measures

Non-GAAP financial measures also include adjustments for the derivative associated with the 2018 acquisition of 29.41% of Douglas Elliman Realty, LLC, litigation settlements and judgments, impairment charges of goodwill and intangible assets, settlements of long-standing disputes related to the Master Settlement Agreement in the Tobacco segment, net interest expense capitalized to real estate ventures, stock-based compensation expense (for purposes of Adjusted EBITDA only) and non-cash interest expense associated with the Company’s convertible debt. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three months ended March 31, 2020 and 2019 are included in Tables 2 through 7.

Three months ended March 31, 2020 compared to the three months ended March 31, 2019
Adjusted EBITDA attributed to Vector Group Ltd. (as described in Table 2 attached hereto) were $60.2 million for the first quarter of 2020, compared to $49.7 million for the first quarter of 2019.
Adjusted Net Income (as described in Table 3 attached hereto) was $39.9 million, or $0.27 per diluted share, for the first quarter of 2020, and $13.0 million, or $0.07 per diluted share, for the first quarter of 2019.
Adjusted Operating Income (as described in Table 4 attached hereto) was $53.3 million for the first quarter of 2020, compared to $42.6 million for the first quarter of 2019.

Tobacco Segment Financial Results
For the first quarter of 2020, the Tobacco segment had revenues of $287.1 million, compared to $256.8 million for the first quarter of 2019.
Operating Income from the Tobacco segment was $69.2 million for the three months ended March 31, 2020 compared to $60.1 million for the three months ended March 31, 2019.
Non-GAAP Financial Measures
Tobacco Adjusted Operating Income (as described in Table 5 attached hereto) for the first quarter of 2020 was $69.2 million, compared to $60.1 million for the for the first quarter of 2019.
For the three months ended March 31, 2020, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 2.25 billion units, compared to 2.08 billion units for the first quarter of 2019.
Liggett’s retail market share increased to 4.3% for the three months ended March 31, 2020, compared to 4.2% for the three months ended March 31, 2019. Compared to the three months ended March 31, 2019, Liggett’s retail shipments increased by 2.2% while the overall industry’s retail shipments declined by 0.4%, according to data from Management Science Associates, Inc.

Real Estate Segment Financial Results
For the first quarter of 2020, the Real Estate segment had revenues of $167.4 million, compared to $164.2 million for the first quarter of 2019. For the first quarter of 2020, the Real Estate segment reported a net loss of $54.4 million, compared to a net loss of $9.1 million for the first quarter of 2019.
Douglas Elliman’s results are included in Vector Group Ltd.’s Real Estate segment. For the first quarter of 2020, Douglas Elliman had revenues of $165.6 million, compared to $161.9 million for the first quarter of 2019. For the first quarter of 2020, Douglas Elliman reported a net loss of $69.0 million, compared to a net loss of $10.4 million for the first quarter of 2019.
Results for the first quarter of 2020 for the Real Estate segment and Douglas Elliman included non-cash impairment charges of $58.3 million.
Non-GAAP Financial Measures
For the first quarter of 2020, Real Estate Adjusted EBITDA attributed to the Company (as described in Table 6 attached hereto) were a loss of $6.9 million, compared to a loss of $7.9 million for the first quarter of 2019.
For the first quarter of 2020, Douglas Elliman’s Adjusted EBITDA (as described in Table 7 attached hereto) were a loss of $7.7 million, compared to a loss of $9.0 million for the first quarter of 2019.
For the three months ended March 31, 2020, Douglas Elliman achieved closed sales of approximately $5.9 billion compared to $5.8 billion for the three months ended March 31, 2019.

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income, Tobacco Adjusted EBITDA, New Valley LLC Adjusted EBITDA and Douglas Elliman Realty, LLC Adjusted EBITDA (“the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 through 7 is information relating to the Company’s Non-GAAP Financial Measures for the three months ended March 31, 2020 and 2019.

Conference Call to Discuss First Quarter 2020 Results

As previously announced, the Company will host a conference call and webcast on Friday, May 8, 2020 at 8:30AM (ET) to discuss its first quarter 2020 results. Investors can access the call by dialing 877-271-1828 and entering 52181623 as the conference ID number. The call will also be available via live webcast at https://www.webcaster4.com/Webcast/Page/2271/34015. Webcast participants should allot extra time to register before the webcast begins.

A replay of the call will be available shortly after the call ends on May 8, 2020 through May 22, 2020. To access the replay, dial 877-919-4059 and enter 52181623 as the conference ID number. The archived webcast will also be available at https://www.webcaster4.com/Webcast/Page/2271/34015 for one year.

About Vector Group Ltd.

Vector Group is a holding company for Liggett Group LLC, Vector Tobacco Inc., New Valley LLC, and Douglas Elliman Realty, LLC. Additional information concerning the company is available on the Company’s website, www.VectorGroupLtd.com.

Forward-Looking and Cautionary Statements

This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts, including statements regarding the current or anticipated impact of the COVID-19 pandemic on our business, made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. In particular, the extent, duration and severity of the spread of the COVID-19 pandemic and economic consequences stemming from the COVID-19 crisis (including a potential significant economic contraction) as well as related risks and the impact of any of the foregoing on our business, results of operations and liquidity could affect our future results and cause actual results to differ materially from those expressed in forward-looking statements.

Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our 2019 Annual Report on Form 10-K and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	March 31,
	2020	2019
	(Unaudited)
Revenues:
Tobacco*	$287,069	$256,756
Real estate	167,419	164,168
Total revenues	454,488	420,924

Expenses:
Cost of sales:
Tobacco*	197,290	177,303
Real estate	113,333	108,717
Total cost of sales	310,623	286,020

Operating, selling, administrative and general expenses	90,517	92,314
Impairments of goodwill and intangible assets	58,252	—
Operating (loss) income	(4,904)	42,590

Other income (expenses):
Interest expense	(35,627)	(37,520)
Change in fair value of derivatives embedded within convertible debt	3,330	10,349
Equity in losses from real estate ventures	(6,505)	(2,439)
Equity in earnings from investments	50,152	1,362
Other, net	(10,655)	7,440
(Loss) income before provision for income taxes	(4,209)	21,782
Income tax (benefit) expense	(978)	6,749

Net (loss) income	(3,231)	15,033

Net income attributed to non-controlling interest	—	(80)

Net (loss) income attributed to Vector Group Ltd.	$(3,231)	$14,953

Per basic common share:

Net (loss) income applicable to common share attributed to Vector Group Ltd.	$(0.03)	$0.09

Per diluted common share:

Net (loss) income applicable to common share attributed to Vector Group Ltd.	$(0.03)	$0.08

* Revenues and cost of sales include federal excise taxes of $113,139 and $104,633, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2020	2020	2019

Net income (loss) attributed to Vector Group Ltd.	$82,790	$(3,231)	$14,953
Interest expense	136,555	35,627	37,520
Income tax expense (benefit)	25,086	(978)	6,749
Net (loss) income attributed to non-controlling interest	(39)	—	80
Depreciation and amortization	17,718	4,575	4,708
EBITDA	$262,110	$35,993	$64,010
Change in fair value of derivatives embedded within convertible debt (a)	(19,406)	(3,330)	(10,349)
Equity in earnings from investments (b)	(65,790)	(50,152)	(1,362)
Equity in losses from real estate ventures (c)	23,354	6,505	2,439
Stock-based compensation expense (d)	9,291	2,258	2,436
Litigation settlement and judgment expense (e)	990	—	—
Impairments of goodwill and intangible assets (f)	58,252	58,252	—
Other, net	(3,210)	10,655	(7,440)
Adjusted EBITDA attributed to Vector Group Ltd.	$269,892	$60,181	$49,734

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Tobacco	$279,571	$71,228	$62,122
Real Estate (g)	7,101	(6,910)	(7,908)
Corporate and Other	(16,780)	(4,137)	(4,480)
Total	$269,892	$60,181	$49,734

a.	Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt.

b.
Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity earnings from Castle Brands Inc. of $16,427 and Ladenburg Thalmann Financial Services of $52,148 for the twelve months ended March 31, 2020 and Ladenburg Thalmann Financial Services of $53,052 for the three months ended ended March 31, 2020.

c.	Represents equity in losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

f.	Represents non-cash intangible asset impairment charges within the Real Estate segment related to the Douglas Elliman Realty, LLC reporting unit and trademark.

g.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $6,620 for the last twelve months ended March 31, 2020, losses of $7,704 and $8,991 for the three months ended March 31, 2020 and 2019, respectively.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	March 31,
	2020	2019

Net (loss) income attributed to Vector Group Ltd.	$(3,231)	$14,953

Change in fair value of derivatives embedded within convertible debt	(3,330)	(10,349)
Non-cash amortization of debt discount on convertible debt	4,517	8,525
Impact of net interest expense capitalized to real estate ventures	1,519	(930)
Adjustment for derivative associated with acquisition of 29.41% of Douglas Elliman Realty, LLC	(2,065)	—
Impairments of goodwill and intangible assets (a)	58,252	—
Total adjustments	58,893	(2,754)

Tax (expense) benefit related to adjustments	(15,713)	763

Adjusted Net Income attributed to Vector Group Ltd.	$39,949	$12,962

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.27	$0.07

a.	Represents non-cash intangible asset impairment charges within the Real Estate segment related to the Douglas Elliman Realty, LLC reporting unit and trademark.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2020	2020	2019

Operating income (loss)	$183,641	$(4,904)	$42,590

Litigation settlement and judgment expense (a)	990	—	—
Impairments of goodwill and intangible assets (b)	58,252	58,252	—
Total adjustments	59,242	58,252	—

Adjusted Operating Income	$242,883	$53,348	$42,590

a.	Represents accruals for settlements and judgment expenses in the Engle progeny tobacco litigation.

b.	Represents non-cash intangible asset impairment charges within the Real Estate segment related to the Douglas Elliman Realty, LLC reporting unit and trademark.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2020	2020	2019

Tobacco Adjusted Operating Income:
Operating income from tobacco segment	$270,672	$69,186	$60,144

Litigation settlement and judgment expense (a)	990	—	—
Total adjustments	990	—	—

Tobacco Adjusted Operating Income	$271,662	$69,186	$60,144

	LTM	Three Months Ended
	March 31,	March 31,
	2020	2020	2019

Tobacco Adjusted EBITDA:
Operating income from tobacco segment	$270,672	$69,186	$60,144

Litigation settlement and judgment expense (a)	990	—	—
Total adjustments	990	—	—

Tobacco Adjusted Operating Income	271,662	69,186	60,144

Depreciation and amortization	7,909	2,042	1,957
Stock-based compensation expense	—	—	21
Total adjustments	7,909	2,042	1,978

Tobacco Adjusted EBITDA	$279,571	$71,228	$62,122

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REAL ESTATE SEGMENT (NEW VALLEY LLC) ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2020	2020	2019

Net loss attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$(56,787)	$(54,432)	$(9,085)
Interest expense (a)	800	116	229
Income tax benefit (a)	(22,274)	(19,809)	(3,419)
Net (loss) income attributed to non-controlling interest (a)	(39)	—	80
Depreciation and amortization	8,845	2,313	2,501
EBITDA	$(69,455)	$(71,812)	$(9,694)
Loss from non-guarantors other than New Valley LLC	52	29	28
Equity in losses from real estate ventures (b)	23,354	6,505	2,439
Impairments of goodwill and intangible assets (c)	58,252	58,252	—
Other, net	(5,182)	43	(704)
Adjusted EBITDA attributed to New Valley LLC	$7,021	$(6,983)	$(7,931)

Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (d)	$7,101	$(6,910)	$(7,908)
Corporate and Other	(80)	(73)	(23)
Total (e)	$7,021	$(6,983)	$(7,931)

a.
Amounts are derived from Vector Group Ltd.’s Condensed Consolidated Financial Statements. See Note entitled “Condensed Consolidating Financial Information” contained in Vector Group Ltd.’s Form 10-Q for the three months ended March 31, 2020.

b.	Represents equity in losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

c.	Represents non-cash intangible asset impairment charges within the Real Estate segment related to the Douglas Elliman Realty, LLC reporting unit and trademark.

d.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $6,620 for the last twelve months ended March 31, 2020, losses of $7,704 and $8,991 for the three months ended March 31, 2020 and 2019, respectively.

e.
New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s “Corporate and Other” segment expenses (for purposes of computing Adjusted EBITDA contained in Table 2 of this press release) of $16,780 for the last twelve months ended March 31, 2020, $4,137 and $4,480 for the three months ended March 31, 2020 and 2019, respectively.

TABLE 7
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA
AND DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA ATTRIBUTED TO REAL ESTATE SEGMENT
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	March 31,	March 31,
	2020	2020	2019

Net loss attributed to Douglas Elliman Realty, LLC	$(52,441)	$(69,040)	$(10,414)
Interest expense	6	1	3
Income tax expense	368	—	—
Depreciation and amortization	8,461	2,223	2,400
Douglas Elliman Realty, LLC EBITDA	$(43,606)	$(66,816)	$(8,011)
Equity in earnings from real estate ventures (a)	(7,846)	(23)	(649)
Impairments of goodwill and intangible assets (b)	58,252	58,252	—
Other, net	(180)	883	(331)
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to Real Estate Segment	$6,620	$(7,704)	$(8,991)

a.	Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

b.	Represents non-cash intangible asset impairment charges within the Real Estate segment related to the Douglas Elliman Realty, LLC reporting unit and trademark.